SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                 March 17, 2005
                Date of Report (Date of earliest event reported)

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                                ACTEL CORPORATION
             (Exact name of registrant as specified in its charter)

       California                        0-21970                 77-0097724
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)

         2061 Stierlin Court
      Mountain View, California                                  94043-4655
(Address of principal executive offices)                         (Zip Code)

                                 (650) 318-4200
              (Registrant's telephone number, including area code)

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                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the
following   provisions   (see   General   Instruction   A.2.   below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

     In compliance with a Securities and Exchange Commission's Frequently Asked Questions Bulletin on Form 8-K issued on November 23, 2004, Actel Corporation (the "Company") is disclosing the following item, which the Securities and Exchange Commission may deem to be a material definitive agreement.

     On March 17, 2005, the Compensation Committee of the Board of Directors of the Company (the "Committee") approved the terms of the 2005 Key Employee Incentive Plan (the "Bonus Program"), which applies to officers (including
Section 16(b) executive officers) and key employees of the Company. The design of the Bonus Program is similar to the Company's bonus programs in prior years, with incentive cash payments based on the achievement at specified levels of financial performance and individual performance.

     Under the terms of the Bonus Plan, the bonus pool is based on two variables reflecting corporate financial performance: pro-forma revenues and profits before tax (PBT). No bonuses are paid if a minimum threshold for PBT is not met, and total bonus payments may not exceed a maximum threshold of PBT. The bonus pool for officers is subject to an additional adjustment, ranging from 80% to 120%, based on the Company's performance relative to competitors.

     Under the Bonus Program, each officer and key employee is assigned a target bonus level, expressed as a percent of annual salary, based on grade level. The target bonus levels range from 90% for the CEO and 60% for other executive officers to 10% for key employees at grade level 9. The Committee intends for the target bonus levels to be competitive with target bonuses for similar positions reported in independent, third-party published surveys.

     The bonus payout calculation for key employees is subject to a performance adjustment based on the attainment of individual, departmental, and corporate goals. In addition, the CEO has the discretion to reduce or reallocate the bonuses of officers, and officers have the discretion to reduce or reallocate the bonuses of key employees in their departments, based on individual performance.

     The Committee's approval of the terms of the Bonus Program shall not be deemed to create an enforceable agreement between the Company and any officer or key employee, and the Committee retains the discretion to reduce or refuse to authorize any awards under the Bonus Program despite the attainment of the specified objectives.





                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   ACTEL CORPORATION




           Date: March 23, 2005           By:     /s/ Jon A. Anderson
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                                                    Jon A. Anderson
                                                Vice President of Finance
                                               and Chief Financial Officer